AMENDMENT NO. 3
               TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT



         AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("this Amendment"), dated as of May 12, 1998, among SWEETHEART CUP COMPANY INC. a Delaware corporation (the "Borrower"), SWEETHEART HOLDINGS INC., a Delaware corporation ("Holdings"), the lending institutions party hereto and BANKAMERICA BUSINESS CREDIT, INC., as Agent (the "Agent").

         WHEREAS, the Borrower, Holdings, the lenders party thereto and the Agent entered into a certain Amended and Restated Loan and Security Agreement, dated as of October 24, 1997, as amended (such agreement as so amended being referred to herein as the "Loan and Security Agreement"), pursuant to which such lenders have agreed, subject to certain terms and conditions, to make revolving advances to the Borrower and to issue or to cause the issuance of letters of credit for the account of the Borrower;

         WHEREAS, the Borrower and Holdings desire to amend certain financial covenants and the defined term "Eligible Accounts" in the Loan and Security Agreement;

         WHEREAS, the Majority Lenders and the Agent are agreeable to such amendments, subject to the terms and conditions herein contained;

         NOW, THEREFORE, the Borrower, Holdings, the Majority Lenders and the Agent hereby agree as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan and Security Agreement.

         SECTION 2. AMENDMENTS. The Loan and Security Agreement shall be, and upon the fulfillment of the conditions set forth in Section 3 hereof is, amended as follows:

         2.1. The definition of "Eligible Accounts" in Section 1.1 of the Loan and Security Agreement is amended by:

         (a) adding the following clause to the end of clause (a) thereof immediately before the semicolon:

                  "(for any Accounts owing by Fonda, with respect to which more than forty-five days have elapsed since the date of the original invoice therefor or it is more than fifteen days past due)";

         (b) adding the phrase "(ten percent (10%) with respect to Fonda)" immediately after the phrase "fifty percent (50%)" in clause (f) thereof; and

         (c) adding the following proviso to the end of clause (h) thereof immediately before the semicolon:

                  "; provided that the Agent may, in its sole discretion, consider Accounts owing by Fonda not to be ineligible pursuant to this clause (h) , and, without limiting such discretion or the Agent's right to impose additional and/or different conditions therefor, the following shall in any event be satisfied as conditions thereto: (1) not greater than $3,000,000 in the aggregate at any one time of all Accounts owing by Fonda shall be considered Eligible Accounts, (2) the pricing, other terms of sale for the goods giving rise to such Accounts and the terms for such Accounts shall be no less favorable to the Borrower than would be obtained by the Borrower in a comparable arm's-length transaction with a third party which is not an Affiliate with a financial condition similar to that of Fonda and with sales volume of goods purchased from the Borrower similar to that of Fonda, (3) any audit by or on behalf of the Agent of the Borrower or its property may, in the Agent's discretion, include a review of the Borrower's invoicing to Fonda on all purchases by Fonda from the Borrower, (4) not later than ten (10) days after the end of each month, the Agent shall have received a certificate from Fonda certifying, in such detail as the Agent shall reasonably request, the undrawn availability under Fonda's revolving credit facility as of the last day of such month (such undrawn availability to be acceptable to the Agent), (5) not later than ninety (90) days after the end of each fiscal year of Fonda, the Agent shall have received the consolidated audited balance sheet, statement of income and expense, cash flow and of stockholder's equity for Fonda and its Subsidiaries for such fiscal year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous fiscal year, all in reasonable detail, fairly presenting in all material respects the financial position and the results of operations of Fonda and its consolidated Subsidiaries as at the date thereof and for its fiscal year then ended, and prepared in accordance with GAAP (such statements to be satisfactory to the Agent and to be examined in accordance with generally accepted auditing standards by, accompanied by a report thereon unqualified as to scope of, independent certified public accountants reasonably satisfactory to the Agent) and (6) not later than forty-five (45)

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

                  days after the close of each fiscal quarter of Fonda other than the fourth quarter of a fiscal year of Fonda, a consolidated unaudited balance sheet of Fonda and its consolidated Subsidiaries as at the end of such quarter, and a consolidated unaudited statement of income and expense and statement of cash flows for Fonda and its Subsidiaries for such quarter, all in reasonable detail, fairly presenting in all material respects the financial position and results of operations of Fonda and its Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited financial statements required to be delivered pursuant to clause (5) above (except for the absence of footnotes and subject to normal year-end adjustments) and otherwise satisfactory to the Agent, together with a certificate signed by Fonda's chief financial officer or treasurer that all such statements have been prepared in accordance with GAAP and present fairly in all material respects (except for the absence of footnotes and subject to normal year-end adjustments) Fonda's financial position as at the dates thereof and its results of operations for the periods then ended".

         2.2. The following definition is added to Section 1.1 of the Loan and Security Agreement in the proper alphabetical order:

                  "`Fonda' means The Fonda Group, Inc."

         2.3. The definition of "Test Period" in Section 1.1 of the Loan and Security Agreement is amended by deleting the proviso contained therein and substituting the following therefor:

                  "provided that, with respect to determining the Fixed Charge Coverage Ratio under Section 9.26 at the end of the fiscal quarter of the Borrower ending December 31, 1997, "Test Period" means such fiscal quarter of the Borrower and, with respect to determining the Fixed Charge Coverage Ratio under
                  Section 9.26 at the end of each of the fiscal quarters of the Borrower ending June 30, 1998, September 30, 1998 and December 31, 1998, "Test Period" means, respectively, the fiscal quarter of the Borrower ending June 30, 1998, the two consecutive fiscal quarters of the Borrower ending September 30, 1998 (taken as one accounting period) and the three consecutive fiscal quarters of the Borrower ending December 31, 1998 (taken as one accounting period)".

         2.4. Section 9.26 of the Loan and Security Agreement is amended by:

         (a) deleting in its entirety the schedule contained therein and substituting the following schedule therefor:



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

                           "Fiscal Quarter Ending             Ratio
                           ----------------------             -----

                           December 31, 1997                  .15/1
                           June 30, 1998                      .38/1
                           September 30, 1998                 .77/1
                           December 31, 1998                  .55/1
                           March 31, 1999                     .52/1
                           June 30, 1999                      .66/1
                           September 30, 1999                 .67/1
                           December 31, 1999                  .69/1
                           March 31, 2000                     .70/1
                           June 30, 2000                      .73/1
                           September 30, 2000                 .6/1"

                  and

         (b) adding the following sentence at the end thereof:

                  "The Borrower will maintain EBITDA of not less than negative $2,000,000 for the two consecutive fiscal quarters of the Borrower ending March 31, 1998 (taken as one accounting period)."

         SECTION 3. EFFECTIVENESS. This Amendment shall become effective only after satisfaction of the following conditions:

         (a) the Agent shall have received an original counterpart hereof duly executed and delivered by the Borrower, Holdings, the Majority Lenders and the Agent; and

         (b) No Default or Event of Default shall have occurred and be continuing.

         SECTION 4. COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 5. REFERENCES TO LOAN AND SECURITY AGREEMENT. From and after the effectiveness of this Amendment and the amendments contemplated hereby, all references in the Loan and Security Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan and Security Agreement, as amended and modified by this Amendment, and all references in other documents to the Loan and Security Agreement shall mean such agreement as amended and modified by this Amendment.


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

         SECTION 6. RATIFICATION AND CONFIRMATION. The Loan and Security Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect. Each of the Borrower and Holdings represents and warrants that (i) all representations and warranties contained in the Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof (except to the extent that such representations or warranties expressly related to a specified prior date) and (ii) there exists no Default or Event of Default.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        SWEETHEART CUP COMPANY INC.


                                        By:  /s/ Roger A. Lindahl
                                             -------------------------------
                                        Name:  Roger A. Lindahl
                                        Title:  Vice President and Treasurer




                                        SWEETHEART HOLDINGS INC.


                                        By:  /s/ Roger A. Lindahl
                                             -------------------------------
                                        Name:  Roger A. Lindahl
                                        Title:  Vice President and Treasurer




                                        BANKAMERICA BUSINESS CREDIT, INC.
                                        Individually and as Agent


                                        By: /s/ Louis Alexander
                                             -------------------------------
                                        Name:  Louis Alexander
                                        Title:  Vice President




                                        CONGRESS FINANCIAL CORPORATION


                                        By:  /s/ Janet S. Last
                                             -------------------------------
                                        Name:  Janet S. Last
                                        Title:  Vice President


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

                                        TRANSAMERICA BUSINESS CREDIT
                                          CORPORATION


                                        By:  /s/ Michael S. Burns
                                             -------------------------------
                                        Name:  Michael S. Burns
                                        Title:  Senior Vice President




                                        MELLON BANK, N.A.


                                        By: /s/ Eric Serenkin
                                             -------------------------------
                                        Name:  Eric Serenkin
                                        Title:  Vice President




                                        AT&T COMMERCIAL FINANCE
                                          CORPORATION


                                        By:  /s/ Paul Seidenwar
                                             -------------------------------
                                        Name:  Paul Seidenwar
                                        Title:  Assistant Vice President


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